              --------------------------------------------------
                                 SMITH BARNEY
                                  NEW JERSEY
                             MUNICIPALS FUND INC.
              --------------------------------------------------

         CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  SEPTEMBER 30, 2002



                    [LOGO] Smith Barney
                           Mutual Funds
                    Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
R. JAY GERKEN

[PHOTO]
JOSEPH P. DEANE
Vice President and
Investment Officer

Dear Shareholder,
We are pleased to provide the semi-annual report for the Smith Barney New Jersey Municipals Fund Inc. ("Fund") for the period ended September 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders
Please note that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Fund. In his new position, Jay replaces Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Review
For the six months ended September 30, 2002, the Fund's Class A shares, without sales charges, returned 6.33%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Municipal Index")/1/ returned 8.58%.

--------
1The Lehman Municipal Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index .


1    Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

Investment Strategy
The Fund seeks to provide New Jersey investors with as high a level of current income exempt from federal income taxes and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital./2/

Portfolio Manager Market Overview
We maintained a positive outlook on municipal bonds throughout the reporting period, mainly because we believed the economic environment -- low inflation, an accommodative U.S. Federal Reserve Board ("Fed") and an ample supply of fixed-income investment choices -- was supportive of fixed-income securities. However, in addition to these strong fundamentals, we also believe the investment-grade/3/ bond market benefited from strong emotional reactions on the part of investors during the period. Every time the stock market fell, many sections of the bond market rose. So, while we believe that many bond market fundamentals were strong, we also believe that many investors turned to municipal bonds simply as an alternative to the volatile stock market.

Portfolio Manager New Jersey Highlights
We believe that New Jersey's economic base is one of the most diverse in the nation. Substantial employment opportunities in New Jersey, as well as in neighboring states, allow residents to enjoy the third highest per capita income level in the nation. However, the state's economy has been deeply affected by the downturn in the U.S. economy. Unfortunately, the state's budget deficit has swelled as a result of both a reduction in tax receipts flowing into its coffers and the state's failure to curb spending. Going forward, we believe that the state will need to implement conservative spending measures in order to balance future budgets and avoid any damage to its credit rating. We plan to continue monitoring this situation closely.

--------
2Please note a portion of the Fund's income may be subject to the Alternative
 Minimum Tax ("AMT"). Capital gains, if any, are fully taxable. Please consult your personal tax adviser.
3Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
 Service and AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by a nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.


  2 Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

Portfolio Manager Fund and Market Outlook
Although we continue to believe the municipal bond market offers many attractive investment opportunities, we are positioning the Fund to take advantage of what we anticipate should be an improving economy. Specifically, we are reallocating some of the Fund's more aggressive positions, such as bonds with extremely long maturities (longer than 28 or 30 years) and bonds that have fairly deep discount coupons (anything below a 5% coupon) to slightly more conservative alternatives. Going forward, we also plan to concentrate on municipal securities with high credit ratings and avoid assuming any substantial credit risk.

We believe the Federal Open Market Committee ("FOMC")/4/ is on hold in terms of taking any action on short-term interest rates. In our view, there are two basic developments that the FOMC would like to see before it will seriously consider raising the federal funds rate ("fed funds rate")/5/. First, we believe the FOMC wants to be absolutely certain that the American economy is well on the road to recovery. Second, we believe the FOMC is waiting until the enormous amount of money that is currently in short-term securities, such as money market funds and CDs, begins flowing into the stock market and the long-term bond market and finding its way into the general economy. We believe that this stockpiling of assets in extremely short-term investments indicates just how fearful many investors are. With current short-term rates at such low levels, we see no valid, fundamental justification for this flight to such short-term investments. Although a similar build-up occurred in the early 1980s, short-term rates during that particular period were extremely high.

In our view, the economy has most likely bottomed out. Barring any further terrorism attacks or acts of war, we believe it may recover faster than most people expect.

--------
4The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
5The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


  3 Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

Thank you for your investment in the Smith Barney New Jersey Municipals Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

               /s/ R Jay Gerken               /s/ Joseph P. Deane
               R. Jay Gerken                  Joseph P. Deane
               Chairman                       Vice President and
                                              Investment Officer
               October 14, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 10 through 16 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of September 30, 2002 and are subject to change.



  4 Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



               Net Asset Value
             -------------------
             Beginning    End     Income   Capital Gain    Return       Total
Period Ended of Period of Period Dividends Distributions of Capital   Returns/(1)+/
-----------------------------------------------------------------------------------
  9/30/02     $12.41    $12.87     $0.32       $0.00       $0.00         6.33%++
-----------------------------------------------------------------------------------
  3/31/02      12.45     12.41      0.64        0.00        0.00         4.91
-----------------------------------------------------------------------------------
  3/31/01      11.96     12.45      0.66        0.00        0.00         9.92
-----------------------------------------------------------------------------------
  3/31/00      13.26     11.96      0.64        0.10        0.00        (4.28)
-----------------------------------------------------------------------------------
  3/31/99      13.44     13.26      0.66        0.23        0.00         5.41
-----------------------------------------------------------------------------------
  3/31/98      12.92     13.44      0.71        0.06        0.00        10.20
-----------------------------------------------------------------------------------
  3/31/97      12.88     12.92      0.68        0.00        0.00         5.74
-----------------------------------------------------------------------------------
  3/31/96      12.62     12.88      0.70        0.00        0.00         7.77
-----------------------------------------------------------------------------------
  3/31/95      12.55     12.62      0.70        0.00        0.00         6.37
-----------------------------------------------------------------------------------
  3/31/94      13.16     12.55      0.70        0.15        0.00         1.66
-----------------------------------------------------------------------------------
  3/31/93      12.44     13.16      0.75        0.14        0.01        13.49
-----------------------------------------------------------------------------------
  Total                            $7.16       $0.68       $0.01
-----------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain    Return       Total
Period Ended         of Period of Period Dividends Distributions of Capital   Returns/(1)+/
-------------------------------------------------------------------------------------------
9/30/02               $12.41    $12.87     $0.28       $0.00       $0.00         6.04%++
-------------------------------------------------------------------------------------------
3/31/02                12.45     12.41      0.57        0.00        0.00         4.33
-------------------------------------------------------------------------------------------
3/31/01                11.95     12.45      0.59        0.00        0.00         9.38
-------------------------------------------------------------------------------------------
3/31/00                13.25     11.95      0.57        0.10        0.00        (4.82)
-------------------------------------------------------------------------------------------
3/31/99                13.44     13.25      0.59        0.23        0.00         4.80
-------------------------------------------------------------------------------------------
3/31/98                12.92     13.44      0.64        0.06        0.00         9.66
-------------------------------------------------------------------------------------------
3/31/97                12.88     12.92      0.62        0.00        0.00         5.23
-------------------------------------------------------------------------------------------
3/31/96                12.62     12.88      0.63        0.00        0.00         7.20
-------------------------------------------------------------------------------------------
3/31/95                12.55     12.62      0.62        0.00        0.00         5.76
-------------------------------------------------------------------------------------------
3/31/94                13.16     12.55      0.63        0.15        0.00         1.15
-------------------------------------------------------------------------------------------
Inception* - 3/31/93   12.75     13.16      0.27        0.14        0.01         6.60++
-------------------------------------------------------------------------------------------
Total                                      $6.01       $0.68       $0.01
-------------------------------------------------------------------------------------------



5    Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain    Return      Total
Period Ended         of Period of Period Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
9/30/02               $12.41    $12.87     $0.28       $0.00       $0.00         6.01%++
-----------------------------------------------------------------------------------------
3/31/02                12.44     12.41      0.57        0.00        0.00         4.36
-----------------------------------------------------------------------------------------
3/31/01                11.95     12.44      0.58        0.00        0.00        9.24
-----------------------------------------------------------------------------------------
3/31/00                13.25     11.95      0.56        0.10        0.00       (4.86)
-----------------------------------------------------------------------------------------
3/31/99                13.43     13.25      0.58        0.23        0.00        4.78
-----------------------------------------------------------------------------------------
3/31/98                12.92     13.43      0.63        0.06        0.00        9.50
-----------------------------------------------------------------------------------------
3/31/97                12.88     12.92      0.61        0.00        0.00        5.17
-----------------------------------------------------------------------------------------
3/31/96                12.62     12.88      0.63        0.00        0.00        7.17
-----------------------------------------------------------------------------------------
Inception* - 3/31/95   11.86     12.62      0.18        0.00        0.00         8.01 ++
-----------------------------------------------------------------------------------------
Total                                      $4.62       $0.39       $0.00
-----------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                                             Without Sales Charges/(1)/
                                                             -------------------------
                                                             Class A  Class B  Class L
---------------------------------------------------------------------------------------
Six Months Ended 9/30/02++                                    6.33%    6.04%    6.01%
---------------------------------------------------------------------------------------
Year Ended 9/30/02                                            7.15     6.57     6.52
---------------------------------------------------------------------------------------
Five Years Ended 9/30/02                                      5.12     4.55     4.51
---------------------------------------------------------------------------------------
Ten Years Ended 9/30/02                                       5.95      N/A      N/A
---------------------------------------------------------------------------------------
Inception* through 9/30/02                                    7.34     5.52     6.27
---------------------------------------------------------------------------------------

                                                             With Sales Charges/(2)/
                                                             -------------------------
                                                             Class A  Class B  Class L
---------------------------------------------------------------------------------------
Six Months Ended 9/30/02++                                    2.05%    1.54%    3.92%
---------------------------------------------------------------------------------------
Year Ended 9/30/02                                            2.84     2.07     4.44
---------------------------------------------------------------------------------------
Five Years Ended 9/30/02                                      4.26     4.39     4.31
---------------------------------------------------------------------------------------
Ten Years Ended 9/30/02                                       5.52      N/A      N/A
---------------------------------------------------------------------------------------
Inception* through 9/30/02                                    7.03     5.52     6.13
---------------------------------------------------------------------------------------


6    Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 CUMULATIVE TOTAL RETURNS+


                                             Without Sales Charges/(1)/
        ---------------------------------------------------------------
        Class A (9/30/92 through 9/30/02)              78.31%
        ---------------------------------------------------------------
        Class B (Inception* through 9/30/02)           70.28
        ---------------------------------------------------------------
        Class L (Inception* through 9/30/02)           60.62
        ---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and L shares are April 22, 1988, November 6, 1992 and December 13, 1994, respectively.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.



7    Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


              Growth of $10,000 Invested in Class A Shares of the
                 Smith Barney New Jersey Municipals Fund Inc.
                 vs. Lehman Brothers Municipal Bond Index and
                Lipper New Jersey Municipal Debt Funds Average+

--------------------------------------------------------------------------------
                       September 1992 -- September 2002

                       [CHART]


                                                      Lipper
            Smith Barney            Lehman          New Jersey
             New Jersey            Brothers          Municipal
             Municipals           Municipal         Debt Funds
              Fund Inc.           Bond Index          Average
              ---------           ----------          -------
9/1992         9,599                10,000             10,000
3/1993        10,187                10,560             10,597
3/1994        10,356                10,805             10,779
3/1995        11,016                11,609             11,425
3/1996        11,871                12,582             12,231
3/1997        12,553                13,267             12,841
3/1998        13,833                14,688             14,104
3/1999        14,582                15,599             14,851
3/2000        13,959                15,585             14,485
3/2001        15,343                17,288             15,971
3/2002        16,096                17,947             16,438
9/2002        17,115                19,487             17,618


+Hypothetical illustration of $10,000 invested in Class A shares on September
 30, 1992, assuming the deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2002. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million dated since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New Jersey Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (57 funds as of September 30, 2002). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



8    Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)


                              INDUSTRY BREAKDOWN*

                                   [CHART]




Pre-Refunded                      3.7%
Life Care                         5.1%
General Obligation                7.9%
Hospital                         18.1%
Utilities                         6.3%
Housing                           2.8%
Education                         9.2%
Industrial Development            7.4%
Water and Sewer                   2.2%
Other                            18.9%
Transportation                   18.4%


                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*
--------------------------------------------------------------------------------
               Standard &   Percentage of
Moody's and/or   Poor's   Total Investments
-------------------------------------------
  Aaa             AAA            47.7%
  Aa              AA             10.3
   A               A             12.0
  Baa             BBB            13.4
  Ba              BB              3.8
   B               B              2.2
  NR              NR             10.6
                               ------
                                100.0%
                               ======


--------
* As a percentage of total investments. All information is as of September 30, 2002. Please note that Fund holdings are subject to change.


9    Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                          SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
Education -- 9.2%
$1,000,000 AAA       Lumberton Township School District COP, MBIA-Insured,
                      6.100% due 10/1/13                                              $  1,030,830
   465,000 Aa2*      New Jersey EDA Revenue, Princeton Montessori Society,
                      LOC-Banque National de Paris, Series S, 6.500% due 6/1/12            475,918
                     New Jersey State Educational Facilities Financing Authority
                      Revenue:
   885,000 NR           Caldwell College, Series A, 7.250% due 7/1/25                      931,940
 2,700,000 NR           Fairleigh Dickinson University, Series C, 6.625% due 7/1/23      2,808,864
   550,000 BBB          Monmouth University, Series D, 5.125% due 7/1/24                   552,222
                        Ramapo College, Series D, AMBAC-Insured:
   750,000 AAA           5.000% due 7/1/21                                                 783,982
   500,000 AAA           5.000% due 7/1/25                                                 517,510
 1,000,000 AAA           5.000% due 7/1/31                                               1,032,100
                        Rowan University, Series C, FGIC-Insured:
 2,610,000 AAA           5.000% due 7/1/21                                               2,739,169
 2,000,000 AAA           5.000% due 7/1/31                                               2,070,060
 1,250,000 AAA          Seton Hall University Project, Series F, AMBAC-Insured,
                         5.000% due 7/1/21                                               1,371,925
                        St. Peter's College, Series B:
 1,000,000 BBB           5.375% due 7/1/18                                               1,047,950
 2,000,000 BBB           5.500% due 7/1/27                                               2,038,960
 1,890,000 AAA       New Jersey State Higher Education Assistance Authority,
                      Student Loan Revenue, NJ Class Loan Program,
                      Series A, MBIA-Insured, 5.800% due 6/1/16 (b)                      2,022,035
                     Rutgers State University Revenue:
   600,000 AA          Refunding, Series A, 6.400% due 5/1/13                              728,694
 1,905,000 AA          Series U, 5.000% due 5/1/21                                       1,982,591
------------------------------------------------------------------------------------------------
                                                                                        22,134,750
------------------------------------------------------------------------------------------------
General Obligation -- 7.9%
 2,040,000 AAA       Atlantic City GO, FSA-Insured, 5.000% due 12/15/15                  2,232,025
                     Branchburg Township Board of Education, FGIC-Insured:
 1,015,000 AAA         5.000% due 7/15/24                                                1,052,910
 1,000,000 AAA         5.000% due 7/15/30                                                1,033,680
 1,598,000 AAA         5.000% due 7/15/31                                                1,651,821
                     Freehold Township Board of Education, MBIA-Insured:
 1,375,000 AAA         5.000% due 7/15/23                                                1,431,045
 1,205,000 AAA         5.000% due 7/15/24                                                1,254,116
   750,000 AAA       Hazlet Township School District, FSA-Insured,
                       5.000% due 2/1/30                                                   774,180
   200,000 AAA       Hudson County GO, FGIC-Insured, 6.550% due 7/1/10                     245,162
   500,000 AAA       Jersey City GO, Series 1991B, FSA-Insured,
                       8.400% due 5/15/06                                                  606,410
   650,000 AAA       Lakewood Township School District GO, Series 92,
                       AMBAC-Insured, 6.250% due 2/15/11                                   791,817


                      See Notes to Financial Statements.


 10 Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
General Obligation -- 7.9% (continued)
$2,500,000 AAA       Middletown Township Board of Education GO, FSA-Insured,
                       5.000% due 8/1/27                                            $  2,578,225
                     Morris Township GO:
   550,000 Aa1*        6.550% due 7/1/09                                                 671,765
   550,000 Aa1*        6.550% due 7/1/10                                                 679,717
   500,000 AA          6.550% due 7/1/11                                                 626,420
 1,500,000 AAA       North Bergen Township GO, FSA-Insured,
                       8.000% due 8/15/07                                              1,872,630
                     West Windsor/Plainsboro GO, Regional School District:
   180,000 AA          6.750% due 4/1/06                                                 207,994
   490,000 AA          6.750% due 4/1/07                                                 579,841
   435,000 AA          6.800% due 4/1/08                                                 525,750
   170,000 AA          6.800% due 4/1/09                                                 208,763
------------------------------------------------------------------------------------------------
                                                                                      19,024,271
------------------------------------------------------------------------------------------------
Hospital -- 18.1%
                     Camden County Improvement Authority Revenue:
 3,775,000 Ba3*        Health Care Redevelopment Project, Cooper Health,
                        5.875% due 2/15/15                                             3,128,607
 1,000,000 AAA         Health Systems, Catholic Health East, Series B,
                        AMBAC-Insured, 5.000% due 11/15/18                             1,056,980
 3,375,000 AAA       Jersey City Medical Center, AMBAC/FHA-Insured,
                       5.000% due 8/1/31                                               3,481,718
 2,500,000 AAA       New Jersey EDA, Nursing Home Revenue, RWJ Health
                      Care Corp., FSA-Insured, 6.500% due 7/1/24                       2,729,200
                     New Jersey Health Care Facilities Financing Authority Revenue:
   200,000 AAA         Burdett Tomlin Memorial Hospital, Series D, FGIC-Insured,
                        6.500% due 7/1/12                                                203,544
 1,000,000 B2*         Columbus Hospital, Series A, 7.500% due 7/1/21                    839,920
 2,300,000 BBB         Deborah Heart & Lung Center, 6.300% due 7/1/23                  2,343,102
   700,000 BBB-        East Orange General Hospital, Series B,
                        7.750% due 7/1/20                                                665,987
                       Pascack Valley Hospital Association:
 2,000,000 BB+          5.125% due 7/1/18                                              1,622,380
 5,000,000 BB+          5.125% due 7/1/28                                              3,791,700
 3,700,000 NR          Raritan Bay Medical Center, 7.250% due 7/1/27                   3,768,302
                       Robert Wood Johnson University Hospital:
 8,000,000 A+           5.700% due 7/1/20                                              8,594,240
 3,000,000 A+           5.750% due 7/1/31                                              3,202,260
 2,000,000 Baa1*       Southern Ocean County Hospital, Series A,
                        6.250% due 7/1/23                                              2,053,880
 2,000,000 BBB-        St. Elizabeth's Hospital, 6.000% due 7/1/14                     2,030,760
 2,305,000 BBB         St. Mary Hospital, 5.875% due 7/1/12                            2,611,519
 1,500,000 AAA       University of Medicine & Dentistry, Series A, MBIA-Insured,
                       5.000% due 9/1/22                                               1,567,140
------------------------------------------------------------------------------------------------
                                                                                      43,691,239
------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


11   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                           SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 2.7%
                     New Jersey State Housing & Mortgage Finance Agency:
$2,250,000 AAA         Home Buyer, Series Z, MBIA-Insured,
                        5.700% due 10/1/17                                          $  2,386,935
 2,550,000 AAA         Multi-Family Housing Revenue, Presidential Plaza, Series 1,
                        FHA-Insured, 7.000% due 5/1/30                                 2,580,421
 1,500,000 AAA       Newark Housing Financing Corp., Mortgage Revenue Refunding,
                      Manor Apartments, Series A, FHA-Insured,
                      7.500% due 2/15/24                                               1,583,610
-----------------------------------------------------------------------------------------------
                                                                                       6,550,966
-----------------------------------------------------------------------------------------------
Housing: Single-Family -- 0.1%
   330,000 AAA       Virgin Islands HFA, Single-Family Mortgage Revenue, Series A,
                      GNMA-Collateralized, 6.500% due 3/1/25 (b)                         345,035
-----------------------------------------------------------------------------------------------
Industrial Development -- 7.4%
   315,000 NR        New Jersey EDA, EDR, Zirbser-Greenbriar Inc., Series A,
                       7.375% due 7/15/03                                                329,603
 1,000,000 AAA       New Jersey EDA, Natural Gas Facilities Revenue, NUI Corp.,
                      Series A, AMBAC-Insured, 6.350% due 10/1/22                      1,102,600
                     New Jersey EDA Revenue:
                       Cadbury Corp. Project, Series A, ACA-Insured:
   750,000 A2*          5.500% due 7/1/18                                                787,523
 1,250,000 A2*          5.500% due 7/1/28                                              1,292,050
                       First Mortgage, Fellowship Village, Series A:
 2,000,000 BBB-         5.500% due 1/1/18                                              1,925,920
 2,500,000 BBB-         5.500% due 1/1/25                                              2,353,175
                       Harrogate Inc., Series A:
 2,000,000 BBB          5.750% due 12/1/16                                             2,056,480
 1,500,000 BBB          5.875% due 12/1/26                                             1,503,765
 1,000,000 A+          Morris Hall/St. Lawrence Project, Series A, LOC-CoreStates
                        First Bank, 6.250% due 4/1/25                                  1,040,020
 3,250,000 NR          Sr. Mortgage, Arbor Glen, Series A, 6.000% due 5/15/28          2,827,045
 1,000,000 AAA       New Jersey EDA, State Contract, Economic Recovery Revenue,
                      Series A, FSA-Insured, 6.000% due 3/15/21                        1,023,450
 1,500,000 BBB+      New Jersey EDA, Terminal Revenue, GATX Terminal Corp.,
                      Series 1994, 7.300% due 9/1/19                                   1,599,195
-----------------------------------------------------------------------------------------------
                                                                                      17,840,826
-----------------------------------------------------------------------------------------------
Life Care -- 5.1%
                     New Jersey EDA, EDR:
   640,000 Aaa*        Eagle Rock Convalescent, Inc., GNMA-Collateralized,
                        7.375% due 12/20/06                                              649,504
 5,250,000 BBB-        Refunding, United Methodist Homes, 5.125% due 7/1/25            4,695,390
                     New Jersey EDA Revenue:
                       Department of Human Services:
   500,000 A            5.000% due 7/1/22                                                516,325
   450,000 A            5.200% due 7/1/32                                                464,198


                      See Notes to Financial Statements.


12   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT    RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
Life Care -- 5.1% (continued)
                        First Mortgage, Keswick Pines:
$ 2,885,000 NR           5.700% due 1/1/18                                           $  2,741,010
  2,800,000 NR           5.750% due 1/1/24                                              2,617,580
    685,000 AAA       New Jersey Health Care Facilities Financing Authority Revenue,
                       Spectrum for Living, Series B, FHA-Insured,
                       6.500% due 2/1/22                                                  697,796
-------------------------------------------------------------------------------------------------
                                                                                       12,381,803
-------------------------------------------------------------------------------------------------
Miscellaneous -- 14.7%
    615,000 A         Atlantic City COP, Series 1991, 8.875% due 1/15/13                  868,878
  2,500,000 AAA       Atlantic County COP, Public Facilities Lease Agreements,
                       FGIC-Insured, 7.400% due 3/1/09                                  3,132,150
  5,000,000 AAA       Casino Reinvestment Development Authority, Parking Fee
                       Revenue, Series A, FSA-Insured, 5.250% due 10/1/16               5,369,300
  3,120,000 AAA       Essex County Improvement Authority Revenue,
                       MBIA/FHA-Insured, 5.900% due 1/1/25 (c)                          3,534,960
    230,000 A+        Hudson County Improvement Authority, (Essential Purpose
                       Pooled Governmental Loan Project), Series 1986,
                       Remarketed 11/1/90, 7.600% due 8/1/25                              231,679
  1,500,000 AAA       Middlesex County COP, MBIA-Insured, 5.000% due 2/15/19            1,568,910
  1,525,000 AAA       Monmouth County Improvement Authority Revenue,
                       Governmental Loan, AMBAC-Insured, 5.750% due 12/1/19             1,749,358
  1,000,000 Aaa*      Morristown Parking Authority, Guaranteed Revenue,
                       FSA-Insured, 5.150% due 8/1/25                                   1,017,280
  1,000,000 AAA       New Brunswick Parking Authority Revenue, Series A,
                       FGIC-Insured, 6.500% due 9/1/19                                  1,023,550
  1,000,000 AAA       New Jersey Building Authority, State Building Revenue,
                       MBIA-Insured, 5.000% due 6/15/18                                 1,054,000
                      New Jersey EDA:
    435,000 NR          EDR, National Association of Accountants,
                         7.650% due 7/1/09                                                441,612
                        Municipal Loan Pool, FSA-Insured:
    765,000 Aaa*         5.125% due 11/15/14                                              845,317
  1,200,000 Aaa*         5.400% due 11/15/20                                            1,309,320
    360,000 NR          Station Plaza Park & Ride LP Project,
                         6.625% due 7/1/03 (b)                                            363,636
    860,000 NR          Waste Paper Recycling Revenue, (Marcal Paper Mills Inc.
                         Project), 8.500% due 2/1/10 (b)                                  958,358
                      Tobacco Settlement Financing Corp.:
 10,000,000 A1*         5.000% due 6/1/15                                               9,897,700
  2,000,000 A1*         5.750% due 6/1/32                                               1,988,540
-------------------------------------------------------------------------------------------------
                                                                                       35,354,548
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


13   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                              SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------------
Pollution Control -- 2.2%
                     Middlesex County Pollution Control Authority, Financing
                      Revenue, Amerada Hess Corp.:
$1,000,000 NR           7.875% due 6/1/22                                                $  1,071,250
 2,000,000 NR           6.875% due 12/1/22                                                  2,045,160
 2,000,000 Aaa*      North Hudson Sewer Authority Revenue, FGIC-Insured,
                      5.250% due 8/1/19                                                     2,192,880
----------------------------------------------------------------------------------------------------
                                                                                            5,309,290
----------------------------------------------------------------------------------------------------
Pre-Refunded (d) -- 3.7%
   650,000 BBB+      Essex County Improvement Authority, Lease Revenue,
                      (Call 4/1/04 @ 102), 6.600% due 4/1/14                                  712,036
                     Lafayette Yard, Community Development, (Hotel and Conference
                      Center Project), Trenton GO, MBIA-Insured,
                      (Call 4/1/10 @ 101):
   500,000 Aaa*         5.625% due 4/1/21                                                     592,245
 2,100,000 Aaa*         5.800% due 4/1/35                                                   2,511,957
   970,000 NR        New Jersey EDA Revenue, Series A-3, (Call 12/1/02 @ 101.50),
                      6.550% due 12/1/07 (b)                                                  988,440
 3,000,000 AAA       New Jersey Sports & Exposition Authority, Monmouth Park,
                      Series A, (Call 1/1/05 @ 102), 8.000% due 1/1/25                      3,470,670
   500,000 AAA       South Amboy GO, MBIA-Insured, (Call 12/1/02 @ 102),
                      6.375% due 12/1/10                                                      514,120
----------------------------------------------------------------------------------------------------
                                                                                            8,789,468
----------------------------------------------------------------------------------------------------
Solid Waste -- 2.0%
 1,950,000 B1*       Atlantic County Utilities Authority, Solid Waste Revenue,
                       7.125% due 3/1/16                                                    1,957,761
 2,500,000 Aa2*      Mercer County Improvement Authority, County Guaranteed
                      Solid Waste Revenue, 5.750% due 9/15/16                               2,799,325
----------------------------------------------------------------------------------------------------
                                                                                            4,757,086
----------------------------------------------------------------------------------------------------
Transportation -- 18.4%
 2,000,000 AAA       Delaware River & Bay Authority, Development Revenue, Series A,
                      AMBAC-Insured, 5.750% due 1/1/29                                      2,249,240
   800,000 Baa1*     Essex County Improvement Authority, Airport Project Revenue,
                      County Guaranteed, 6.800% due 11/1/21 (b)                               800,920
                     New Jersey EDA:
 1,000,000 BB-         EDR, (American Airlines Inc. Project), 7.100% due 11/1/31 (b)          500,020
 4,000,000 B+          Special Facilities Revenue, (Continental Airlines Inc. Project),
                        7.000% due 11/15/30 (b)                                             2,447,480
 6,000,000 AAA         Transportation Project, Sublease, Series A, FSA-Insured,
                        5.250% due 5/1/17                                                   6,469,380
 3,000,000 AA-       New Jersey State Highway Authority, Garden State Parkway,
                      General Revenue, Series Parkway, 5.625% due 1/1/30                    3,253,350


                      See Notes to Financial Statements.


14   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                             SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Transportation -- 18.4% (continued)
                     New Jersey State Transportation Trust Fund Authority,
                      Transportation System:
$6,030,000 AA-          Series A, 5.000% due 6/15/17                                  $  6,370,092
 2,500,000 AAA          Series B, MBIA-Insured, 5.000% due 12/15/21                      2,618,100
 1,000,000 AAA       New Jersey State Turnpike Authority, Turnpike Revenue, Series C,
                      MBIA/IBC-Insured, 6.500% due 1/1/16                                1,278,880
                     Port Authority of New York & New Jersey:
                       Revenue Bond:
   500,000 AA-          85th Series, 5.375% due 3/1/28                                     562,550
 2,000,000 AAA          96th Series, FGIC-Insured, 6.600% due 10/1/23 (b)                2,166,160
 5,000,000 AA-          123rd Series, 5.000% due 7/15/31                                 5,149,050
 3,500,000 NR          Special Obligation Revenue, 5th Installment,
                        6.750% due 10/1/19 (b)                                           3,639,440
 6,385,000 AAA       South Jersey Transportation Authority, Transportation System
                      Revenue, AMBAC-Insured, 5.125% due 11/1/22                         6,698,695
--------------------------------------------------------------------------------------------------
                                                                                        44,203,357
--------------------------------------------------------------------------------------------------
Utilities -- 6.3%
   700,000 Baa1*     Beachwood Sewer Authority Revenue, Jr. Lien,
                      6.500% due 12/1/12                                                   717,857
 1,000,000 AAA       Camden County Municipal Utilities Authority, Sewer Revenue,
                      FGIC-Insured, 5.250% due 7/15/17                                   1,078,850
 1,000,000 AAA       Deptford Township Municipal Utilities Authority Revenue GO,
                      AMBAC-Insured, 5.500% due 2/1/23                                   1,074,680
 2,500,000 AAA       Hamilton Township, Atlantic County Municipal Utilities
                      Authority, FGIC-Insured, 5.000% due 8/15/17                        2,654,875
 1,385,000 AAA       Kearny Municipal Utilities Authority Revenue, FGIC-Insured,
                      7.300% due 11/15/18                                                1,834,017
 2,725,000 AAA       Middlesex County Improvement Authority, Utilities System
                      Revenue, (Perth Amboy Franchise Project), Series A,
                      AMBAC-Insured, 5.000% due 9/1/29                                   2,809,257
 1,000,000 AAA       Middlesex County Utilities Authority, Sewer Revenue, Series A,
                      MBIA-Insured, 6.250% due 8/15/10                                   1,177,700
 1,000,000 AAA       New Jersey EDA, Natural Gas Facilities Revenue, (NJ Natural Gas
                      Co. Project), Series A, AMBAC-Insured, 6.250% due 8/1/24           1,097,330
 2,500,000 BBB       Salem County, Pollution Control Financing Authority, PCR,
                      (PSEG Power Project), Series A, 5.750% due 4/1/31 (b)              2,604,650
--------------------------------------------------------------------------------------------------
                                                                                        15,049,216
--------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


15   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                           SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
Water and Sewer -- 2.2%
$2,000,000 AAA       New Jersey EDA, Water Facilities Revenue, (American Water Co.
                      Inc. Project), Series B, FGIC-Insured, 5.375% due 5/1/32 (b) $  2,099,460
 3,000,000 Aaa*      North Hudson Sewer Authority Revenue, Series A, FGIC-Insured,
                      5.250% due 8/1/18                                               3,307,230
-----------------------------------------------------------------------------------------------
                                                                                      5,406,690
-----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $230,956,744**)                                      $240,838,545
-----------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) All or a portion of this security has been segregated for futures contracts commitments.
(d) Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See pages 17 and 18 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


16   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA      -- Bonds rated "AAA" have the highest rating assigned by
            Standard & Poor's. Capacity to pay interest and repay
            principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB and B -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some qual- ity and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa      -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the small- est degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A        -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa      -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba       -- Bonds that are rated "Ba" are judged to have speculative elements; their future can- not be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B        -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assur- ance of interest and principal payments or of maintenance of other terms of the con- tract over any long period of time may be small.


17   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "BBB" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

 AAA    --Bonds rated "AAA" by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
 BBB    --Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial
          commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
 BB     --Bonds rated "BB" by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.
 NR     --Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

 SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1   --Standard & Poor's highest rating indicating very strong or strong capacity to pay prin- cipal and interest; those issues determined to possess overwhelming safety character- istics are denoted with a plus (+) sign.
A-1    --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
         those issues determined to possess overwhelming safety
         characteristics are denoted with a plus (+) sign.
VMIG 1 --Moody's highest rating for issues having a demand feature -- VRDO.
P-1    --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)


ABAG     --Association of Bay Area
           Governments
ACA      --American Credit Association
AIG      --American International Guaranty
AMBAC    --American Municipal Bond
           Assurance Corporation
BIG      --Bond Investors Guaranty
CGIC     --Capital Guaranty Insurance
           Company
COP      --Certificate of Participation
EDA      --Economic Development
           Authority
EDR      --Economic Development
           Revenue
FLAIRS   --Floating Adjustable Interest Rate
           Securities
FGIC     --Financial Guaranty Insurance
           Company
FHA      --Federal Housing Administration
FHLMC    --Federal Home Loan Mortgage
           Corporation
FNMA     --Federal National Mortgage
           Association
FSA      --Financing Security Assurance
GIC      --Guaranteed Investment Contract
GNMA     --Government National Mortgage
           Association
GO       --General Obligation Bonds
HFA      --Housing Finance Authority
IDA      --Industrial Development
           Authority
IDB      --Industrial Development Board
IDR      --Industrial Development Revenue
INFLOS   --Inverse Floaters
LOC      --Letter of Credit
MBIA     --Municipal Bond Investors
           Assurance Corporation
MBIA-IBC -- Municipal Bond Investors
           Assurance Corporation Insured
           Bond Certificates
MVRICS   --Municipal Variable Rate Inverse
           Coupon Security
PCR      --Pollution Control Revenue
RIBS     --Residual Interest Bonds
VA       --Veterans Administration
VRDD     --Variable Rate Daily Demand
VRWE     --Variable Rate Wednesday
           Demand


18   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)              SEPTEMBER 30, 2002


             ASSETS:
              Investments, at value
                (Cost -- $230,956,744)                $240,838,545
              Cash                                       1,278,096
              Interest receivable                        3,741,539
              Receivable for securities sold               841,740
              Receivable for Fund shares sold              491,345
             ------------------------------------------------------
              Total Assets                             247,191,265
             ------------------------------------------------------
             LIABILITIES:
              Payable for Fund shares purchased            546,034
              Payable to broker -- variation margin        260,313
              Distribution fees payable                     90,218
              Investment advisory fee payable               60,048
              Administration fee payable                    43,601
              Accrued expenses                              52,299
             ------------------------------------------------------
              Total Liabilities                          1,052,513
             ------------------------------------------------------
             Total Net Assets                         $246,138,752
             ------------------------------------------------------
             NET ASSETS:
              Par value of capital shares             $     19,123
              Capital paid in excess of par value      242,587,735
              Undistributed net investment income            3,136
              Accumulated net realized loss from
                security transactions and futures
                contracts                               (5,458,043)
              Net unrealized appreciation of
                investments and futures contracts        8,986,801
             ------------------------------------------------------
             Total Net Assets                         $246,138,752
             ------------------------------------------------------
             Shares Outstanding:
              Class A                                   13,905,425
              -----------------------------------------------------
              Class B                                    3,603,234
              -----------------------------------------------------
              Class L                                    1,614,465
              -----------------------------------------------------
             Net Asset Value:
              Class A (and redemption price)                $12.87
              -----------------------------------------------------
              Class B *                                     $12.87
              -----------------------------------------------------
              Class L **                                    $12.87
              -----------------------------------------------------
             Maximum Public Offering Price Per Share:
              Class A (net asset value plus 4.17% of
                net asset value per share)                  $13.41
              -----------------------------------------------------
              Class L (net asset value plus 1.01% of
                net asset value per share)                  $13.00
             ------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


19   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)



For the Six Months Ended September 30, 2002

INVESTMENT INCOME:
 Interest                                           $ 6,696,825
---------------------------------------------------------------
EXPENSES:
 Investment advisory fee (Note 4)                       357,572
 Distribution fees (Note 4)                             343,844
 Administration fee (Note 4)                            238,381
 Shareholder and system servicing fees                   28,646
 Shareholder communications                              24,145
 Audit and legal                                         16,103
 Custody                                                 10,200
 Directors' fees                                          4,866
 Pricing service fees                                     4,091
 Registration fees                                        3,034
 Other                                                    2,438
---------------------------------------------------------------
 Total Expenses                                       1,033,320
---------------------------------------------------------------
Net Investment Income                                 5,663,505
---------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 5 AND 6):
 Realized Gain (Loss) From:
   Security transactions (excluding short-term
    securities)                                         379,855
   Futures contracts                                   (561,375)
---------------------------------------------------------------
 Net Realized Loss                                     (181,520)
---------------------------------------------------------------
 Change in Net Unrealized Appreciation of
   Investments and Futures Contracts:
   Beginning of period                                   82,672
   End of period                                      8,986,801
---------------------------------------------------------------
 Increase in Net Unrealized Appreciation              8,904,129
---------------------------------------------------------------
Net Gain on Investments and Futures Contracts         8,722,609
---------------------------------------------------------------
Increase in Net Assets From Operations              $14,386,114
---------------------------------------------------------------


                      See Notes to Financial Statements.


20   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



For the Six Months Ended September 30, 2002 (unaudited) and the Year Ended March 31, 2002

                                                                  September 30    March 31
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  5,663,505  $ 11,136,209
  Net realized gain (loss)                                            (181,520)      560,476
  Increase (decrease) in net unrealized appreciation                 8,904,129    (1,301,992)
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                            14,386,114    10,394,693
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                             (5,785,410)  (11,241,310)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                    (5,785,410)  (11,241,310)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                                  19,550,656    45,960,969
  Net asset value of shares issued for reinvestment of dividends     3,174,311     6,182,628
  Cost of shares reacquired                                        (14,134,538)  (38,232,420)
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                8,590,429    13,911,177
--------------------------------------------------------------------------------------------
Increase in Net Assets                                              17,191,133    13,064,560
NET ASSETS:
  Beginning of period                                              228,947,619   215,883,059
--------------------------------------------------------------------------------------------
  End of period*                                                  $246,138,752  $228,947,619
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                      $3,136      $125,041
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


21   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

Smith Barney New Jersey Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $7,952 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment;
(j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets


22   Smith Barney New Jersey Municipals Fund Inc. |  2002 Semi-Annual Report to
                                 Shareholders
resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed- income securities. The Fund adopted this requirement effective April 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended September 30, 2002, interest income increased by $705, net realized gains decreased by $1,182 and the change in net unrealized appreciation of investments increased by $477. In addition, on March 31, 2002, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $50,507 to reflect the cumulative effect of this change up to the date of the adoption.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting New Jersey.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


23   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

4. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended September 30, 2002, the Fund paid transfer agent fees of $30,292 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB and certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in aggregate. These purchases do not incur an initial sales charge.


24   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

For the six months ended September 30, 2002, SSB received sales charges of approximately $93,000 and $23,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended September 30, 2002, CDSCs paid to SSB were approximately:

                                              Class A Class B Class L
---------------------------------------------------------------------
CDSCs                                         $1,000  $24,000 $2,000
---------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the six months ended September 30, 2002, total Distribution Plan fees incurred were:

                       Class A  Class B  Class L
------------------------------------------------
Distribution Plan Fees $130,712 $145,756 $67,376
------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

5. Investments

During the six months ended September 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

---------------------
Purchases $17,202,554
---------------------
Sales      13,684,072
---------------------

At September 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------
Gross unrealized appreciation $15,266,699
Gross unrealized depreciation  (5,384,898)
------------------------------------------
Net unrealized appreciation   $ 9,881,801
------------------------------------------


25   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2002, the Fund had the following open futures contracts:

                      # of                  Basis      Market    Unrealized
To Sell:            Contracts Expiration    Value      Value        Loss
---------------------------------------------------------------------------
U.S. Treasury Bonds    490      12/02    $55,087,500 $55,982,500 $(895,000)
---------------------------------------------------------------------------

7. Capital Loss Carryforward

At March 31, 2002, the Fund had, for Federal income tax purposes, approximately $5,118,000 of unused capital loss carryforwards, which are available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                        2008       2009      2010
---------------------------------------------------
Carryforward amounts $1,315,000 $3,182,000 $621,000
---------------------------------------------------


26   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

8. Capital Shares

At September 30, 2002, the Fund had 100 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                 Six Months Ended           Year Ended
                                September 30, 2002        March 31, 2002
                              ---------------------  ------------------------
                               Shares      Amount      Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold                    866,818  $11,002,029   2,462,982  $ 30,948,835
Shares issued on reinvestment  185,553    2,358,022     363,708     4,557,240
Shares reacquired             (661,327)  (8,388,586) (1,552,952)  (19,492,157)
------------------------------------------------------------------------------
Net Increase                   391,044  $ 4,971,465   1,273,738  $ 16,013,918
------------------------------------------------------------------------------
Class B
Shares sold                    380,862  $ 4,849,444     669,936  $  8,421,950
Shares issued on reinvestment   42,266      537,469      94,315     1,181,472
Shares reacquired             (330,147)  (4,186,541) (1,310,143)  (16,439,347)
------------------------------------------------------------------------------
Net Increase (Decrease)         92,981  $ 1,200,372    (545,892) $ (6,835,925)
------------------------------------------------------------------------------
Class L
Shares sold                    290,377  $ 3,699,183     524,423  $  6,590,184
Shares issued on reinvestment   21,929      278,820      35,436       443,916
Shares reacquired             (122,253)  (1,559,411)   (183,199)   (2,300,916)
------------------------------------------------------------------------------
Net Increase                   190,053  $ 2,418,592     376,660  $  4,733,184
------------------------------------------------------------------------------


27   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares    2002/(1)(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/  1998
------------------------------------------------------------------------------
Net Asset
 Value, Beginning
 of Period          $12.41      $12.45    $11.96    $13.26    $13.44   $12.92
------------------------------------------------------------------------------
Income (Loss)
 From Operations:
 Net investment
   income/(3)/        0.31        0.64      0.65      0.65      0.66     0.70
 Net realized
   and
   unrealized
   gain
   (loss)/(3)/        0.47       (0.04)     0.50     (1.21)     0.05     0.59
------------------------------------------------------------------------------
Total Income
 (Loss) From
 Operations           0.78        0.60      1.15     (0.56)     0.71     1.29
------------------------------------------------------------------------------
Less
 Distributions
 From:
 Net investment
   income            (0.32)      (0.64)    (0.66)    (0.64)    (0.66)   (0.71)
 Net realized
   gains                --          --        --     (0.10)    (0.23)   (0.06)
------------------------------------------------------------------------------
Total
 Distributions       (0.32)      (0.64)    (0.66)    (0.74)    (0.89)   (0.77)
------------------------------------------------------------------------------
Net Asset Value,
 End of Period      $12.87      $12.41    $12.45    $11.96    $13.26   $13.44
------------------------------------------------------------------------------
Total Return          6.33%++     4.91%     9.92%    (4.28)%    5.41%   10.20%
------------------------------------------------------------------------------
Net Assets, End
 of Period
 (millions)           $179        $168      $152      $136      $170     $158
------------------------------------------------------------------------------
Ratios to
 Average Net
 Assets:
 Expenses             0.72%+      0.75%     0.76%     0.74%     0.75%    0.75%
 Net investment
   income/(3)/        4.91+       5.08      5.34      5.26      4.89     5.22
------------------------------------------------------------------------------
Portfolio
 Turnover Rate           6%          6%       18%       21%       52%      55%
------------------------------------------------------------------------------
(1) For the six months ended September 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The Fund adopted the change in the accounting method discussed in Note 1 to the financial statements, for the six months ended September 30, 2002. However, the change was less than $0.01, $0.01 and 0.01% for net investment income, net realized and unrealized gain and annualized ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


28   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class B Shares                                  2002/(1)(2)/   2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/  1998
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                                 $12.41     $12.45    $11.95    $13.25    $13.44   $12.92
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                           0.28       0.56      0.58      0.59      0.59     0.63
  Net realized and unrealized gain (loss)/(3)/         0.46      (0.03)     0.51     (1.22)     0.04     0.59
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    0.74       0.53      1.09     (0.63)     0.63     1.22
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               (0.28)     (0.57)    (0.59)    (0.57)    (0.59)   (0.64)
  Net realized gains                                     --         --        --     (0.10)    (0.23)   (0.06)
--------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.28)     (0.57)    (0.59)    (0.67)    (0.82)   (0.70)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $12.87     $12.41    $12.45    $11.95    $13.25   $13.44
--------------------------------------------------------------------------------------------------------------
Total Return                                           6.04%++    4.33%     9.38%    (4.82)%    4.80%    9.66%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                    $46        $44       $50       $55       $69      $66
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                             1.24%+     1.27%     1.29%     1.26%     1.28%    1.27%
  Net investment income/(3)/                           4.36+      4.49      4.82      4.74      4.37     4.70
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   6%         6%       18%       21%       52%      55%
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The Fund adopted the change in the accounting method discussed in Note 1 to the financial statements, for the six months ended September 30, 2002. However, this change was less than $0.01, $0.01 and 0.01% for net investment income, net realized and unrealized gain and annualized ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


29   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class L Shares                                  2002/(1)(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/  1998
---------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                              $12.41      $12.44    $11.95    $13.25     $13.43     $12.92
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/                        0.28        0.56      0.57      0.59       0.58       0.61
  Net realized and unrealized gain (loss)/(4)/      0.46       (0.02)     0.50     (1.23)      0.05       0.59
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.74        0.54      1.07     (0.64)      0.63       1.20
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.28)      (0.57)    (0.58)    (0.56)     (0.58)     (0.63)
  Net realized gains                                  --          --        --     (0.10)     (0.23)     (0.06)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.28)      (0.57)    (0.58)    (0.66)     (0.81)     (0.69)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $12.87      $12.41    $12.44    $11.95     $13.25     $13.43
---------------------------------------------------------------------------------------------------------------
Total Return                                        6.01%++     4.36%     9.24%    (4.86)%     4.78%      9.50%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                 $21         $18       $13        $9         $9         $6
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.30%+      1.32%     1.33%     1.32%      1.32%      1.39%
  Net investment income/(4)/                        4.34+       4.49      4.76      4.70       4.32       4.58
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                6%          6%       18%       21%        52%        55%
---------------------------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) The Fund adopted the change in the accounting method discussed in Note 1 to the financial statements, for the six months ended September 30, 2002. However, this change was less than $0.01, $0.01 and 0.01% for net investment income, net realized and unrealized gain and annualized ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


30   Smith Barney New Jersey Municipals Fund Inc. | 2002 Semi-Annual Report to
                                 Shareholders

                                  SMITH BARNEY
                                   NEW JERSEY
                              MUNICIPALS FUND INC.



DIRECTORS                INVESTMENT ADVISER
Herbert Barg             AND ADMINISTRATOR
Alfred J. Bianchetti     Smith Barney Fund
Dwight B. Crane           Management LLC
Burt N. Dorsett
R. Jay Gerken, Chairman  DISTRIBUTOR
Elliot S. Jaffe          Salomon Smith Barney Inc.
Stephen E. Kaufman
Joseph J. McCann         CUSTODIAN
Cornelius C. Rose, Jr.   State Street Bank and
                          Trust Company
OFFICERS
R. Jay Gerken            TRANSFER AGENT
President and Chief      Citicorp Trust Bank, fsb.
Executive Officer        125 Broad Street, 11th Floor
                         New York, New York 10004
Lewis E. Daidone
Senior Vice President    SUB-TRANSFER AGENT
and Chief Administrative PFPC Global Fund Services
Officer                  P.O. Box 9699
                         Providence, Rhode Island
Richard L. Peteka        02940-9699
Chief Financial Officer
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

  Smith Barney New Jersey Municipals Fund Inc.



  This report is submitted for the general information of the shareholders of Smith Barney New Jersey Municipals Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information. If used as sales material after December 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY NEW JERSEY MUNICIPALS FUND, INC.
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds



          SalomonSmithBarney
----------------------------
A member of citigroup [LOGO]



 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0450 11/02                      02-4030